UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2020

Moderna, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Technology Square

Cambridge, MA 02139

(Address of principal executive offices, including zip code)

(617) 714-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

On February 3, 2020, Moderna, Inc. (the “Company” or “Moderna”) issued a press release announcing the nomination of Dr. Sandra Horning for election to the board of directors of the Company (the “Board”) at Moderna’s 2020 annual meeting of stockholders (the “Annual Meeting”) scheduled to be held on April 29, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

Important Additional Information and Where to Find It

Moderna will file a proxy statement with the United States Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the Annual Meeting. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that Moderna files with the SEC from the SEC’s website at www.sec.gov or Moderna’s website at www.modernatx.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants

Moderna, its directors, nominees for election as director, executive officers and other persons related to Moderna may be deemed to be participants in the solicitation of proxies from Moderna’s stockholders in connection with the matters to be considered at the Annual Meeting. Information concerning the interests of Moderna’s participants in the solicitation is set forth in the materials filed by Moderna with the SEC, including in its definitive proxy statement filed with the SEC on May 15, 2019, and will be set forth in the proxy statement relating to the Annual Meeting when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release issued by Moderna, Inc. on February 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moderna, Inc.

Date: February 3, 2020

	By:	/s/ Lori Henderson
Lori Henderson
General Counsel and Secretary